Exhibit 99.1

SAML Provides Update on Disclosure Status and OTC Markets Listing

NEW YORK, NY, July 17, 2025 (GLOBE NEWSWIRE) – Samsara Luggage Inc. (OTC: SAML), a publicly traded company focused on acquiring and growing businesses in the public safety sector, today issued an update regarding its financial disclosures and status on the OTC Markets platform.

SAML is currently in the process of completing its outstanding audited financials and disclosures. The delays stem primarily from accounting and compliance matters related to legacy issues predating current management, including historical SEC comments and the need to implement updated internal systems for more efficient reporting as SAML grows.

In the last three years, SAML has also changed auditors twice, first transitioning to an India-based audit firm and then again to a U.S.-based PCAOB-registered auditor, aligning with its future listing ambitions. This process, while essential, added further complexity and time to audit completion.

Additionally, SAML faced significant cash flow constraints during the 2023–2024 market downturn, which limited its ability to allocate resources aggressively toward finalizing its financials. Despite this, SAML has remained focused on strengthening its operational foundation and preparing for future growth.

Management stated:

“While SAML was effectively in a holding pattern throughout 2023 and much of 2024 due to capital constraints, the team has worked diligently behind the scenes to prepare for the next phase of growth. We believe now is the time to execute, particularly as market conditions and trade policy shifts begin to favor our business model. There is no strategic value in remaining on the OTC for the long term, and we’re fully focused on transitioning to a major exchange where we can properly raise capital and unlock shareholder value.”

SAML management is currently finalizing its audited financials and is targeting submission of all outstanding filings before the beginning of Q4. SAML is also considering filing a registration statement and applying to uplist to a national exchange either concurrently with or shortly after the disclosures are filed. This move is intended to support a robust acquisition pipeline and accelerate growth across its key subsidiaries.

SAML has been advised not to submit interim unaudited financials, but instead to file complete, audited financials with all necessary adjustments. However, OTC Markets rules prohibit having multiple overdue filings, which may result in SAML being temporarily moved to the OTC Expert Market until compliance is restored.

SAML affirms that, if such a move occurs, it will be temporary and is prepared to submit the appropriate forms to return to the main OTC tier as quickly as possible.

“We are working with urgency and determination to complete our filings, restore full compliance, and pursue our listing and capital objectives. We’re excited about what lies ahead and are fully committed to delivering value to our shareholders.”

For further information on SAML, please see its communication channels:

Website: https://ert-international.com

X: @ERT_ILUS

Email: info@ert-international.com

Source: SAML

Forward-Looking Statement

Certain information set forth in this press release contains “forward-looking information”, including “future-oriented financial information” and “financial outlook”, under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) completion of, and the use of proceeds from, the sale of the shares being offered hereunder; (iii) the expected development of the Company’s business, projects, and joint ventures; (iv) execution of the Company’s vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing for the Company’s projects; (vi) completion of the Company’s projects that are currently underway, in development or otherwise under consideration; (vii) renewal of the Company’s current customer, supplier and other material agreements; and (viii) future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or results expressed or implied by such forward-looking statements. Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements. The Securities and Exchange Commission (“SEC”) has provided guidance to issuers regarding the use of social media to disclose material nonpublic information. In this regard, investors and others should note that we announce material financial information via official Press Releases, in addition to SEC filings, press releases, Questions & Answers sessions, public conference calls, and webcasts also may take time from time to time. We use these channels as well as social media to communicate with the public about our company, our services, and other issues. It is possible that the information we post on social media could be deemed to be material information. Therefore, considering the SEC’s guidance, we encourage investors, the media, and others interested in our company to review the information we post on the following social & media channels: Website: https://ert-international.com X: @ERT_ILUS